UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  MAY 23, 2005

                          ----------------------------

                       MULTI-LINK TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

                                    COLORADO
         (State or other Jurisdiction of Incorporation or Organization)

         0-26013                                       84-1334687
(Commission File Number)                      (IRS Employer Identification No.)

                         936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         On May 25, 2005, Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company") issued 6,628,978 shares of its common stock to KI Equity Partners I, LLC ("KI Equity") in connection with the conversion of a promissory note in the amount of $147,153.25 ("Note"), or a conversion price of approximately $0.022 per share. The Note was acquired by KI Equity from David Cutler as part of the change of control transactions completed on March 18, 2005.
         On May 25, 2005, the Company issued 5,000,000 shares of its common stock to KI Equity at a purchase price of $0.01 per share, for an aggregate purchase price of $50,000. The funds will provide working capital to the Company for operating expenses.

         On May 25, 2005, the Company also issued 850,000 shares of its common stock to Kevin R. Keating, the sole officer and director of the Company, for services to the Company with a fair value of $8,500, or $0.01 per share.

         On May 25, 2005, the Company also issued 850,000 shares of its common stock to Garisch Financial, Inc. ("GFI") for financial consulting services to the Company with a fair value of $8,500, or $0.01 per share.

         The above shares of common stock were issued under an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). As such, the shares of common stock issued to KI Equity, Kevin R. Keating and GFI will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The Company has agreed to grant "piggyback" registration rights to KI Equity, Kevin R. Keating and GFI with respect to the above shares.

         Immediately following the above stock issuances, the Company had 33,215,913 shares of common stock outstanding. KI Equity owns a total of 24,703,182 shares of the Company's common stock immediately after the above stock issuances.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

         On April 7, 2005, the Company's Board of Directors ("Board") approved an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 150,000,000. The Board recommended that the proposed amendment be presented to the shareholders for approval. On May 23, 2005, at a duly called and noticed special meeting of shareholders held at the Company's offices, the number of votes cast in person or by proxy in favor of the increase in the authorized shares of common stock was sufficient for approval of the amendment. The Articles of Amendment to the Restated Articles of Incorporation were filed with the Secretary of State of the State of Colorado on May 23, 2005 and are attached hereto and incorporated by this reference as Exhibit 3.3.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired. None.

(b) Pro forma financial information. None.

(c) Exhibits.

      3.3 Articles of Amendment to Restated Articles of Incorporation as filed on May 23, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MULTI-LINK TELECOMMUNICATIONS, INC.
                                (REGISTRANT)


Date: May 25, 2005              By:    /s/ Kevin R. Keating
                                       --------------------------------------
                                       Kevin R. Keating, President and Secretary

                              EXHIBIT INDEX


Exhibit Number                   Description of Exhibit
--------------                   ----------------------

3.3 Articles of Amendment to Restated Articles of Incorporation as filed on May 23, 2005